Exhibit 10.16.50+

TERRITORY LICENSE NO. 14
Quick Reference Title:	[*****] Route Guidance Applications (for [*****])
Pursuant to the Data License Agreement between HERE and Client dated as of the effective date identified therein and reiterated below (“Agreement”), HERE and Client hereby agree to the following additional terms and conditions. This TL shall additionally consist of any exhibits and schedules attached hereto. Capitalized terms not otherwise defined in the Agreement or in this TL (including any exhibits, schedules or attachments hereto) shall have the meanings set forth in Section VII below.

Client:	Telenav, Inc.
Effective Date of Data License Agreement:	December 1, 2002
Effective Date of Territory License:	Date of last signature below
Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue for a period of fifteen (15) years from the Effective Date, unless terminated as provided in the Agreement (“TL Term”) provided, however that notwithstanding anything to the contrary in the Agreement, in the event the TL Term conflicts with the term of the Agreement, the TL Term shall control, but only with respect to this specific TL, and the term of the Agreement shall continue for the duration of this TL Term. At the time that [*****] ceases production of [*****], the license rights set forth herein shall be limited, for the duration of the TL Term, to (i) compiling updated versions of the Data made available by HERE and (ii) distributing such updated Compiled Data in the form of update Copies or a master copy of updated Compiled Data to the applicable party to which appropriate rights have been granted to distribute update Copies (“Update License Rights”). Notwithstanding the foregoing, if [*****] exercises its option to renew the agreement between Client and [*****] for one or more additional [*****], Client shall provide written notice to HERE and all of the license rights set forth in this TL shall continue to apply for such [*****] until such time that [*****] no longer exercises such option. In such event, the Update License Rights shall automatically extend for a period of ten (10) years following the time at which [*****] ceases production of the last [*****] for which [*****] has exercised its option to renew.

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

HERE NORTH AMERICA, LLC	Telenav, Inc.
By: /s/ Simon B. Anolick	By: /s/ Michael Strambi
Name: Simon B. Anolick	Name: Michael Strambi
Title: HERE Legal	Title: Chief Financial Officer
Date: 12/21/18	Date: 12/20/18
HERE NORTH AMERICA, LLC
By: /s/ Gregory Drescher
Name: Gregory Drescher
Title: Senior Legal Counsel
Date: 12/21/18

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

TERMS AND CONDITIONS

I.	Territories
North America Territory (consisting of the United States, Canada and Mexico)

II.	Data Content
The Data for each Territory consists of (i) Base Map Data and (ii) any Additional Content, and (iii) Add-Ons, each as further described below. HERE shall make available to Client the Data for those countries in the Territory that have been generally released by HERE as of the Effective Date of this TL as well as Update Copies made available by HERE during the TL Term for use in the type of Applications authorized hereunder.
Data for certain regions or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by HERE following completion. Client may request that HERE deliver Data to Client for additional countries in the Territory that are generally released by HERE during the TL Term and HERE shall notify Client if additional terms and conditions apply to such Data. By using the Data after receipt of any such notice from HERE, Client shall be deemed to be bound by such terms and conditions, which are hereby incorporated by reference to be part of this TL.

A.
Base Map Data. “Base Map Data” means, as it relates to any particular country, the standard geographic map data (i.e., not including Additional Content) as and when generally released for commercial use by HERE for such country or portion thereof and which is referred to (and further described) in the applicable standard product documentation provided by HERE as the “Base Map” for that country or portion thereof. HERE may update the list of features and attributes included in “Base Map Data” but shall not reclassify any “Base” attributes as “Premium”. In the event that HERE violates the foregoing, Client shall have the right to continue using such attribute as part of the “Base Map Data” licensed hereunder and shall not be obligated to pay any incremental amount associated with such use for the duration of the TL Term.

B.	Additional Content. “Additional Content” means Data licensed under this TL in addition to Base Map Data as further specified below.
[*****]    [*****]
[*****] [*****]
[*****] [*****]
Additional Content shall be subject to the applicable fees described in Section V(A) below. HERE reserves the right to discontinue Additional Content upon reasonable notice to Client and Ford Motor Company (“Ford”); provided, however, subject to HERE’s rights under its supplier agreements, that the last releases provided by HERE to Client of any discontinued Additional Content may be included in any Copies distributed thereafter. Additional Content is not available on a standalone basis and may be licensed and used in conjunction with Data only.

C.
Add-Ons. “Add-Ons” means Additional Content generally released by HERE from time to time for which HERE does not charge, in its sole discretion, additional license fees. HERE shall be under no obligation to release such additional content.

III.	Application
Applications licensed under this TL shall consist solely of Route Guidance Applications developed by or for Client and licensed, sold or otherwise distributed to [*****] for installation in the [*****] or [*****] of [*****] sold or leased in the Territories specified herein, each as further described below and shall not include any Excluded Applications.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

For the purposes of the foregoing, the following definitions apply:

A.
“Route Guidance Application” means an Embedded Application that uses Data solely to provide and/or produce information solely in connection with one or more of the functions of (a) navigation, (b) routing or route guidance, and (c) positioning. “Embedded Application” means non-server computer devices developed by or for Client (including, without limitation, proprietary computer hardware platforms developed by or for Client and/or computer software programs developed by or for Client) distributed to End-Users for their own internal business and personal use and which use resident Copies, consisting of Data solely for a Territory and on physical storage media that is included in a [*****] solely to provide information to End-Users. For purposes of clarity, “internal business use” shall be deemed to include, but not be limited to, use by rental car companies and their rental car customers.

B.
“[*****] Route Guidance Application” means a Route Guidance Application developed by or for Client and licensed, sold or otherwise distributed to [*****] for installation in [*****] sold in countries in the Territories licensed under this TL, which (i) uses the Data and Additional Content set forth under Exhibit A in accordance with [*****] of this TL; and (ii) is capable of determining [*****] and/or enabling [*****] or [*****] functionality.

C.
"Excluded Applications" means any use of the Data in a manner not expressly authorized under this TL or otherwise mutually agreed upon between the parties, including but not limited to use of the Data (i) for server-based applications or with server-based applications (other than server-based applications which are accessed to deliver additional content to the device for use in the Route Guidance Application); (ii) for or with fleet management, dispatch or similar applications; (iii) for or with geomarketing applications (i.e., an application that analyzes and displays geographic, demographic, census and behavioral data to assist End-Users in understanding and modeling relevant business data and making business decisions, including, without limitation: (a) marketing analysis and segmentation, (b) customer prospecting and analysis, (c) sales territory analysis and definition or (d) distribution network site selection); (iv) for, or in connection with, any systems or functions for automatic or autonomous control of vehicle behavior, including, for example, systems or functions for the control of vehicle speed, braking, suspension, fuel, emissions, headlights, stability, drive train management, visibility enhancement and steering; or (v) for or with a software application involving a predefined set of rules and goals built for End-User participation, focused primarily on competition and/or amusement (“Game”), that uses Data in the operation of the Game.

In addition, to the extent that Client has another TL under which Client is licensed for applications (“Other Applications”) that would otherwise fall within the definition of Applications under this TL, such Other Applications shall be excluded from the license granted under this TL.

IV.	Licensed Use
The pricing and associated terms set forth in this TL shall apply only with respect to the use and distribution of Copies of Compiled Data to [*****] or a third party designated by [*****] to be further distributed for use in Route Guidance Applications to be installed in [*****] manufactured by [*****] or its subsidiaries (“[*****]”) with [*****] and any subsequent [*****] for which [*****] has exercised its option to renew in accordance with the “Territory License Term” provision on page 1 of this TL, subject to the terms and conditions of this TL and the Agreement. Such use of the Data by Client shall be limited to

A.
Compiling any portion of the Data (“Compiled Data”) into Client’s own proprietary data format (which shall not include third party or public domain formats, unless otherwise mutually agreed upon between the parties) and, using the most current version of Data delivered by HERE to Client (except as otherwise required by [*****] and Client’s development schedule), making copies of the Compiled Data for any portion of a single Territory either stored on physical storage media or in the form of electronic files suitable for transmission to an End-User and on physical storage media that is included in a [*****] (collectively, “Copies”); and

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

B.
Distributing such Copies of Compiled Data to [*****] or a third party designated by [*****] (including HERE) for further distribution to End-Users (in the case of electronic files by transmitting and storing the same directly onto physical storage media that is included in a [*****]), solely for the End-Users’ own internal business and personal use with the Application. Client shall use commercially reasonable efforts to enforce the terms and conditions of its distribution agreement with [*****] and/or a third party designated by [*****], which shall include the obligation for [*****] and/or a third party designated by [*****] to comply with the applicable terms and conditions set forth herein. Notwithstanding the foregoing, the Compiled Data may not be distributed to any HERE competitor, including OpenStreetMap. For sake of clarity, the foregoing restriction shall not restrict employees of a HERE competitor, including [*****], form using the Data in a Permitted Application licensed to such employees for their personal use.

V.	Fees to HERE.

A.
License Fees. License fees hereunder are per vehicle and consist of the per Copy base license fees applicable to the Base Map Data for the applicable Territory (“Base License Fees”), combined with the amounts due for any Additional Content that is made accessible for use in the Application (“Additional Content Fees”). For the avoidance of doubt, the pricing for each Territory in the tables in Exhibit A reflects the total amount due to HERE for each Copy, after combining the Base License Fees and the applicable Additional Content Fees (collectively, the “License Fees”). The pricing set forth in Exhibit A is expressly conditioned on compliance with the requirements set forth in Section VII(A) and VII(B) of this TL (i.e., Copy Protection and [*****]).

B.
License Fee Reports & Due Dates. License Fee reports for Copies distributed in each calendar month are due by the [*****] day of the following calendar month (e.g., the fee report for [*****] is due by [*****]). Following receipt of such report, HERE shall invoice Client for the amounts due. In addition, Client shall include in its License Fee reports the following information by separate line items: (i) the number of [*****] distributed in each Territory; (ii) the Application included in each [*****]; and (iii) the Data used in such Application for such [*****] distributed in the applicable Territory. License Fees shall be due and paid by the [*****] day following the end of the calendar month for which the License Fee report is provided (e.g., license fees for [*****] are due by [*****]).

In the event Client is unable to provide the License Fee reports by the [*****] day of the applicable calendar month for which such report is due because [*****] has not provided information to Client in order for Client to provide such License Fee report, Client shall be granted an additional [*****] days to provide such License Fee report provided that Client uses good faith efforts to procure such information from [*****]. In the event that the reporting has not been procured from [*****] by the payment due date, Client shall use reasonable methods to estimate the License Fee report and provide HERE with such calculations. Any differences between (i) the estimated amounts reported and paid and (ii) the actual amounts will be reconciled and invoiced/refunded within [*****] days of receipt of the actual reported amounts.
Client shall use commercially reasonable efforts to provide HERE with non-binding forecasts for [*****], but only to the extent that Client receives such forecasts from [*****].

C.	Currency. License Fees hereunder shall be paid in U.S. Dollars.

VI.	End-User Terms; Supplier Terms.

A.
In all instances where any portion of the Data is delivered to End Users, Customer shall provide End Users with conspicuous notice and access to, any portion of the Data that their use thereof is subject to the End‐User Terms, prior to such End User’s access to any portion of the Data. End User terms shall, at a minimum, include the below provisions:

•	restrict use of the Data to the End User's own use with the Application;

•	prohibit use of the Data with geographic data from competitors of HERE;

•	prohibit reverse-engineering and archiving of the Data;

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

•	prohibit any export of the Data (or derivative thereof) except in compliance with applicable export laws, rules and regulations;

•	require the End User to cease using the Data if End User fails to comply with the terms and conditions of the End User terms;

•
provide notice to the End User of the applicable regulatory and third-party supplier restrictions and obligations (including copyright notices), which may be satisfied by including a link to a URL to be hosted by HERE, which is currently contained at https://legal.here.com/terms/general-content-supplier/terms-and-notices/ (or as notified by HERE to Customer);

•
provide notice to United States Government End Users (and others who wish to claim similar rights) that the Data is a "commercial item", as that term is defined at 48 C.F.R. 2.101, and is licensed in accordance with the End User terms under which the Data is provided;

•	affirmatively disclaim any warranties, express implied or otherwise, of quality, performance, merchantability, fitness for a particular purpose and non-infringement;

•
affirmatively disclaim liability for any claim, demand or action, irrespective of the nature of the cause of the claim, demand or action arising out of the use or possession of the Data; or for any loss of profit, revenue, contracts or savings, or any other direct, indirect, incidental, special or consequential damages arising out of the use of, or inability to use the Data, any defect or inaccuracy in the Data, or the breach of these terms or conditions, whether in an action in contract or tort or based on a warranty, even if Customer, HERE or their affiliates or suppliers have been advised of the possibility of such damages.

•	do not make or imply any warranties on behalf of HERE its affiliates or their data suppliers or provide any right of liability or indemnity against HERE its affiliates or their data suppliers; and

•	include any legally required and otherwise appropriate instruction, warnings, disclaimers and safety information relating to the use of the Application.

B.
Client shall comply with the third party supplier requirements and restrictions with respect to use of the Data as made available at https://legal.here.com/terms/general-content-supplier/terms-and-notices/ or as made available by HERE in the Data download center in connection with the Data.

C.
Notwithstanding any termination or expiration of the Agreement or this TL, an End-User’s right to use the last version Copy of the Compiled Data received by the End-User in connection with the Application under the Agreement and this TL shall continue so long as such End-User’s use of the Application is in compliance with all terms and conditions of Client’s then current end user license agreement for the Application.

VII.	Additional Provisions.

A.
Copy Protection. Each Copy must include a state-of-the-art solution for either (a) preventing copying of content of the Copy, whether by End-Users, Distributors or otherwise, onto physical storage media or via transfer over the Internet or other electronic communication means, or (b) preventing use of the Copy other than by a specifically authorized End-User or End-User device (e.g., using lock/unlock keys). Prior to distributing Copies, Client shall provide to HERE such information as reasonably requested by HERE to evaluate the efficacy of the copy protection solution.

B.
[*****]. Client has been informed by HERE that the pricing included in HERE’s quotation to [*****] was expressly subject to a condition under which HERE would be treated as a [*****] for use in the [*****].  HERE acknowledges that it has agreed to [*****] such condition from this TL based solely on the fact that [*****] agreed to [*****] with such requirement in the [*****] provided to HERE.

C.
HERE Marks & Legends. For purposes of this TL, Client's obligations under the Agreement to display HERE Marks & Legends shall be satisfied as follows: Client shall include HERE Marks and the applicable HERE copyright notice (as specified in the HERE branding guidance as provided by HERE to Client) and third party

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

copyright and similar notices and legends (as specified in the Agreement, the HERE branding guidance and/or otherwise by HERE) in the Route Guidance Application and/or owner’s manual, or such other placement of the HERE Marks & Legends as may be mutually agreed by the parties, but in all cases subject to Ford’s requirements.

D.
No [*****]. No licenses or other rights are granted hereunder in connection with any [*****] related to [*****] ("[*****]"). [*****] shall be granted solely pursuant to a separate [*****] between the parties.

E.	Standard Policy against [*****]. Client may not [*****] or [*****] or [*****] with the Data and/or information or results derived from the Data that is [*****] to the [*****] of HERE [*****], except:

•
Client may [*****] of HERE map content its own (first-party) content and third-party content not available from HERE, provided that the origin of the non-HERE content can be distinguished by including correct attribution; and

•	Client may [*****] and [*****] including [*****] and [*****] available from a third party on top of HERE map content; and

•	When HERE launches content [*****] to the [*****] for a particular geographical area, Client will use [*****] to [*****] the HERE content.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

VIII.	Definitions.

A.
“[*****]” means functionality that enables a [*****] Route Guidance Application for, or in connection with, any systems or functions for [*****] or [*****] of [*****], including, for example, systems or functions for the [*****] of [*****] and [*****].

B.
“[*****]” means a HERE proprietary method and system for [*****] the [*****] and other [*****], based on [*****], of a [*****] on the [*****] for [*****] (typically [*****]) and [*****] of [*****] and other [*****] of interest such as [*****] and others.

C.
“Multi-Year Annual Copy Subscription” or “MapCare” means that in addition to the distribution of the initial Copy distributed to an End-User with an Application (the “Initial Copy”), Client obligates itself to provide Update Copies to the same End-User on an annual basis beginning in the [*****] annual period following distribution to the End-User of the Initial Copy and continuing for up to [*****] annual periods (i.e., “[*****]”) thereafter. Multi-Year Annual Copy Subscriptions are automatically included in the Application price, and thus automatically provided, with respect to all units of a product line of an Application, and for which the End-User cannot opt out.

D.
“[*****]” means functionality that enables a [*****] Route Guidance Application to provide [*****] regarding [*****] characteristics to the End User such as [*****], but which does not provide [*****] functionality.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

EXHIBIT A PRICING

I.    License Fees per Copy .
Client shall pay HERE the License Fee per Copy in connection with Route Guidance Applications set forth in the applicable table below for each Copy of the Data distributed hereunder containing all or any portion of the Data identified in Section II.B of this TL.

2020 CY, North America Only
Map type	Embedded Map w/ connectivity for trial period	Embedded Map w/ connectivity for trial period	Embedded Map w/ connectivity for trial [*****]	Embedded Map w/ Connectivity
Period	Price for 90 day Trial w/ [*****] when trial ends	Price for 90 day Trial w/ [*****] when trial ends	Price for 90 day Trial w/ [*****] of map service via subscription OR [*****]	Embedded Map with [*****]
[*****] MapCare		$[*****]	$[*****]
[*****] MapCare				$[*****]
[*****] MapCare [*****]				$[*****]
[*****] MapCare				$[*****]
[*****] MapCare [*****]				$[*****]

Embedded Map w/ connectivity for trial period: Price for 90 days Trial w/[*****] when trial ends:

•	The system will be enabled with its entire navigation features for the 90 days trial period. At the end of the trial [*****] will be allowed.

Embedded Map w/ connectivity for trial period: Price for 90 days Trial w/[*****] when trial ends:

•
The system will be enabled with its entire navigation features for the 90 days trial period.  At the end of the trial period [*****] will be allowed, ie: [*****] will be allowed. [*****] will be provided during the [*****] period.

Embedded Map w/ connectivity for trial + subscription: Price for 90 days Trial w/[*****] of map service via subscription:

•
The system will be enabled with its entire navigation features for the 90 days trial period and a [*****] subscription period.  At the end of the [*****] subscription period [*****] will be allowed, ie: [*****] will be allowed. [*****] will be provided during the [*****] subscription period. [*****] will be provided during the [*****] period.

Embedded Map w/ connectivity:

•	The system will be enabled with its entire navigation features with [*****]. [*****] will be provided during the [*****] period.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.16.50+

Additional Terms

•	HERE shall provide Client with a [*****] starting from [*****]

•	[*****] associated [*****] functionality is to be applied on an [*****], per [*****] basis.

•	Initial License Fee pricing is for [*****] only and [*****] any [*****] content or [*****] fees.

•	Initial License Fee pricing includes [*****] fee for [*****] (i.e. [*****]) for the [*****] of up to [*****] ([*****]).

•	Initial License Fee pricing above [*****] of [*****]. Distribution of [*****] is a separate and optional fee.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.